Related Party Transactions	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions

Cardinal Holdings

On July 31, 2017, FIS closed on the sale of a majority ownership stake in the Capco consulting business and risk and compliance consulting business to CD&R. CD&R acquired a 60% interest in the entity, Cardinal, and FIS obtained the remaining 40% interest, in each case before equity issued to management (Note 17). Cardinal became a related party effective July 31, 2017.

Upon closing on the sale of the Capco consulting business and risk and compliance consulting business, FIS and Cardinal entered into a short-term Transition Services Agreement ("TSA"), whereby FIS provides various agreed upon services to Cardinal. FIS also provides ongoing management consulting services and other services to Cardinal. Amounts transacted through these agreements were not significant to the 2017 periods presented.

Capco continues to provide Banco Bradesco S.A. ("Banco Bradesco") with consulting services. Capco revenue and related party receivables from Banco Bradesco through the July 31, 2017 closing is included below under Brazilian Venture revenue from Banco Bradesco.

Brazilian Venture

The Company operates a joint venture ("Brazilian Venture") with Banco Bradesco S.A. ("Banco Bradesco") in which we own a 51% controlling interest, to provide comprehensive, fully outsourced transaction processing, call center, cardholder support and collection services to multiple card issuing clients in Brazil, including Banco Bradesco. The original accounting for this transaction resulted in the establishment of a contract intangible asset and a liability for amounts payable to the original partner banks upon final migration of their respective card portfolios and achieving targeted volumes (the “Brazilian Venture Notes”). The unamortized contract intangible asset balance as of December 31, 2017 was $67 million. Upon the exit of one partner bank, certain terms of the Brazilian Venture were subsequently renegotiated between Banco Bradesco and FIS and were memorialized in an Amended Association Agreement in November 2010. Among other things, the payout for the Brazilian Venture Notes was extended over a ten-year period. Additional performance remuneration provisions upon the achievement of targeted account and transaction volumes were renegotiated, for which additional related party payables were recorded as of December 31, 2012, based on management's expectation that the targets will be met. The passage of time and the achievement of certain targets triggered payments to Banco Bradesco of $6 million and $6 million in 2017 and 2016, respectively. In addition, the board of directors for the Brazilian Venture declared a dividend during the years ended December 31, 2017 and 2016, resulting in payments of $23 million and $20 million respectively, to Banco Bradesco. The carrying value of the noncontrolling interest as of December 31, 2017 was $102 million.

The Company recorded revenues of $329 million, $272 million and $237 million during the years ended December 31, 2017, 2016 and 2015, respectively, from Banco Bradesco. Revenues included $24 million of favorable and $12 million of unfavorable currency impact during the years ended December 31, 2017 and 2016, respectively, resulting from foreign currency exchange rate fluctuations between the U.S. Dollar and Brazilian Real in 2017 as compared to 2016 and 2016 as compared to 2015.

The Brazilian Venture currently processes approximately 73 million cards for clients in Brazil and provides call center, cardholder support and collection services for their card portfolios.

A summary of the Company’s related party receivables and payables is as follows (in millions):

		December 31,
Related Party	Balance sheet location	2017	2016
Banco Bradesco	Trade receivables	$47	$42
Banco Bradesco	Contract assets	5	2
Banco Bradesco	Accounts payable and accrued liabilities	10	10
Banco Bradesco	Other long-term liabilities	17	22